UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 25, 2022
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * *
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07 Submission of Matters to Vote of Security Holders.
On May 25, 2022, First Interstate BancSystem, Inc. (the “Registrant”) held its annual meeting of its shareholders. The proposals voted upon at the annual meeting and the final voting results for each proposal are as follows.
Proposal No. 1 - To elect as directors the nominees proposed by the board of directors of the Registrant, to three-year terms expiring in 2025, or until their respective successors have been elected and qualified.

Nominee	For	Withhold Authority	Abstain	Broker Non-votes
Stephen B. Bowman	88,745,310	1,155,201	—	5,388,004
Frances P. Grieb	89,140,961	759,550	—	5,388,004
Stephen M. Lacy	88,353,272	1,547,239	—	5,388,004
Joyce A. Phillips	88,915,478	985,033	—	5,388,004
Jonathan R. Scott	87,858,024	2,042,487	—	5,388,004

Proposal No. 2 - To ratify the appointment of each of James P. Brannen and Thomas E. Henning as Class II directors with their terms expected to expire at the Registrant’s annual meeting of shareholders to be held in 2023, and Daniel A. Rykhus as a Class III director with his term expected to expire at the Registrant’s annual meeting of shareholders to be held in 2024.

Nominee	For	Against	Abstain	Broker Non-votes
James P. Brannen	89,044,888	506,454	349,169	5,388,004
Thomas E. Henning	89,061,661	506,764	332,086	5,388,004
Daniel A. Rykhus	88,266,014	1,282,911	351,586	5,388,004
Proposal No. 3 - To ratify the appointment of RSM US LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-votes
94,912,899	316,858	58,758	—

As a result of the voting, all of the director nominees in Proposal No. 1 were elected, the appointments of the directors to their respective classes in Proposal No. 2 were ratified, and the appointment of the Registrant’s auditors in Proposal No. 3 was ratified.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 27, 2022

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer